UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1502 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

Registrant's telephone number, including area code:	(830) 379-1480

Item 9.   Regulation FD Disclosure

            On August 5, 2003, the Company issued a press release announcing its second quarter operating results.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2003	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release